NO SALE OR TRANSFER OF THIS WARRANT OR THE SECURITIES UNDERLYING THIS WARRANT MAY BE MADE UNTIL THE EFFECTIVENESS OF A REGISTRATION STATEMENT OR OF A POST-EFFECTIVE AMENDMENT THERETO UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), COVERING THIS WARRANT OR THE SECURITIES UNDERLYING THIS WARRANT, OR UNTIL THE COMPANY IS IN RECEIPT OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT. TRANSFER OF THIS WARRANT IS RESTRICTED UNDER PARAGRAPH 2 BELOW.


                   PLACEMENT AGENT'S WARRANT TO PURCHASE UNITS


                            VIANET TECHNOLOGIES, INC.
                             (a Nevada corporation)



                            Dated: ___________, 2000

PAW-__


                  THIS CERTIFIES THAT ("Holder") is entitled to purchase from Vianet Technologies, Inc., a Nevada corporation (the "Company"), up to _________units (the "Units") at an exercise price (the "Exercise Price") of $100,000 per Unit, each Unit consisting of (i) 66,666 shares of the Company's common stock ("Common Stock"); (ii) 66,666 Class A Common Stock purchase warrants (the "Class A Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $2.00;
(iii) 66,666 Class B Common Stock purchase warrants (the "Class B Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $2.50; and (iv) 66,666 Class C Common Stock purchase warrants (the "Class C Warrants"), each Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price that is equal to $3.00. The Class A Warrants, the Class B Warrants and the Class C Warrants shall hereinafter collectively be referred to as the "Warrants." The Units, together with the Common Stock and Warrants shall also be referred to hereinafter as the "Securities." The holder shall be entitled to purchase the Warrants on terms identical to the Investor Warrants (as hereinafter defined).

This Placement Agent's Warrant is issued in connection with a private offering of a minimum of $________ and a maximum of $_________ of Units (the "Investor Units").

         1.       Exercise of the Placement Agent's Warrant.


                  (a) The rights represented by this Placement Agent's Warrant shall be exercised at the prices and during the periods as follows:

                           (i) Between the date hereof and _________, 2005,
inclusive, the Holder shall have the option to purchase the Units hereunder at a price of $100,000 per Unit (the "Unit Exercise Price") subject to adjustment as provided in paragraph 8 hereof.

                           (ii) This Placement Agent's Warrant shall expire
effective at 5:00 p.m., (New York time) on _________, 2005, after which time the Holder shall have no right to purchase any Securities hereunder.

                  (b) The rights represented by this Placement Agent's Warrant may be exercised at any time within the period above specified, in whole or in part, by (i) the surrender of the Placement Agent's Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the respective exercise price then in effect for the number of Securities specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) delivery to the Company of a duly executed agreement signed by the person(s) designated in the purchase form to the effect that such person(s) agree(s) to be bound by the provisions of paragraph 5 and of paragraph 6 hereof. The Placement Agent's Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date the Placement Agent's Warrant is surrendered and payment is made in accordance with the foregoing provisions of this paragraph 1, and the person or persons in whose name or names the certificates for the shares of Common Stock and/or Warrants underlying the Units shall be issuable upon such exercise shall become the holder or holders of record of such shares of Common Stock and/or Warrants at that time and date. Certificates representing the shares of Common Stock and/or Warrants underlying the Units, so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Placement Agent's Warrant shall have been so exercised.

                  (c) This Warrant also shall entitle the holder to receive (the "Right"), at the option of the Holder, without payment of cash or property to the Company, a number of shares of Common Stock and/or Warrants, as the case may be, which shall be determined by dividing (i) that portion, as elected by the Holder, of the total number of shares of Common Stock and/or Warrants, as the case may be, which the Holder is eligible to purchase hereunder (and as adjusted pursuant to Section 7 hereof), multiplied by the amount (if any) by which the fair market value (as determined by the closing price of the Company's Common Stock and/or the fair market value of the Warrants, as the case may be, on the date on which notice of exercise of this Warrant is delivered to the Company) of a share of Common Stock and/or a Warrant, as the case may be, on the exercise date exceeds the option exercise price hereof; by (ii) the fair market value of a share of Common Stock and/or Warrant, as the case may be, on the exercise date. In lieu of issuing shares of Common Stock and/or Warrants, as the case may be, on the exercise of this Right, the Board of Directors may elect to pay the cash equivalent of the fair market value on the exercise date of any or all the shares of Common Stock and/or Warrants, as the case may be, which would otherwise be issuable on exercise of this Right. No fractional shares of Common Stock or Warrants shall be issued under this Subsection. In lieu of fractional shares of Common Stock or Warrants, the Holder shall be entitled to receive a cash adjustment equal to the same fraction of the fair market value per share of Common Stock or Warrant, as the case may be, on the date of exercise.

         2.       Restrictions on Transfer.

                  This Placement Agent's Warrant shall not be transferred, sold, pledged, assigned, or hypothecated unless such assignment shall be effected by the Holder by (i) completing and executing the form of assignment at the end hereof and (ii) surrendering this Placement Agent's Warrant with such duly completed and executed assignment form for cancellation at the office or agency of the Company referred to in Paragraph 9 hereof; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder) a new Placement Agent's Warrant or Placement Agent's Warrants of like tenor and representing in the aggregate rights to purchase the same number of Securities as are then purchasable hereunder.

         3.       Covenants of the Company

                  (a) The Company covenants and agrees that all Common Stock underlying the Units issuable upon exercise of this Placement Agent's Warrant or upon exercise of the Warrants underlying the Units will, upon issuance, be duly and validly issued, fully paid and nonassessable and no personal liability will attach to the Holder thereof by reason of being such a Holder, other than as set forth herein.

                  (b) The Company covenants and agrees that during the period within which this Placement Agent's Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock underlying the Units issuable upon the exercise of this Placement Agent's Warrant and for the exercise of the Warrants underlying the Units.

         4.       No Rights of Stockholder.

                  This Placement Agent's Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Placement Agent's Warrant and are not enforceable against the Company except to the extent set forth herein.

         5.       Registration Rights.

                  At any time after the first closing (with respect to demand registration rights) and during the four year period following the first closing (with respect to piggyback registration rights), the Holder will be entitled to exercise demand and piggyback registration rights which, as to the demand registration rights will be identical to the registration rights granted to the investors in the Units pursuant to their subscription agreements with the Company.

         6.       Indemnification.

                  (a) Whenever pursuant to Paragraph 5, a registration statement relating to any Registerable Securities is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each Holder of the Registerable Securities covered by such registration statement, amendment or supplement (such holder hereinafter referred to as the "Distributing Holder"), each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each officer, employee, partner or agent of the Distributing Holder, if the Distributing Holder is a broker or dealer, against any losses, claims, damages or liabilities, joint or several, to which the Distributing Holder may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Distributing Holder for any legal or other expenses reasonably incurred by the Distributing Holder, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case (i) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each officer, employee, partner or agent of the Distributing Holder, any other Distributing Holder or any such underwriter for use in the preparation thereof, and (ii) such losses, claims, damages or liabilities arise out of or are based upon any actual or alleged untrue statement or omission made in or from any preliminary prospectus, but corrected in the final prospectus, as amended or supplemented.

                  (b) Whenever pursuant to Paragraph 5 a registration statement relating to the Registerable Securities is filed under the Act, or is amended or supplemented, the Distributing Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said registration statement and such amendments and supplements thereto, and each person, if any, who controls the Company (within the meaning of the Act) and each officer, employee, partner or agent of the Company against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, employee, partner or agent may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission was made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof; and will reimburse the Company or any such director, officer, controlling person, employee, partner or agent for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

                  (c) Promptly after receipt by an indemnified party under this Paragraph 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Paragraph 6.

                  (d) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Paragraph 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

         7.       Adjustments of Purchase Price and Number of Shares.

                  (a) Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock by way of stock split, reverse stock split or the like, the Exercise Prices shall forthwith be proportionately increased or decreased.

                  (b) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 7, the number of Units issuable upon the exercise of this Placement Agent Warrant shall be adjusted to a number of Units that is determined by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Units issuable upon exercise of this Placement Agent Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                  (c) Reclassification, Consolidation, Merger, etc. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of all or a substantial part of the property of the Company, the Holder shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holder were the owner of the Units, and the securities underlying the Units, immediately prior to any such events at a price equal to the product of (x) the number of Units issuable upon exercise of this Placement Agent Warrant and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holder had exercised this Placement Agent Warrant

                  (d) Dividends and Other Distributions with Respect to Outstanding Securities. In the event that the Company shall at any time prior to the exercise of this Placement Agent Warrant declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution payable out of current or retained earnings) or otherwise distribute to its shareholders any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Holder of the unexercised Placement Agent Warrant shall thereafter be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise thereof, to receive, upon the exercise of such Placement Agent Warrants, the same monies, property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection 7(d).

                  (e) Effect of Market Price of the Common Stock. At the time any of the Common Stock issued to Investors pursuant to the Offering initially becomes publicly saleable (either pursuant to Rule 144 promulgated under the Act or because a registration statement filed under the Act covering such shares is declared effective by the Securities and Exchange Commission), if the preceding 30 trading day average of the closing prices of the Common Stock (as reported by the securities exchange on which the Common Stock is then listed, Nasdaq, the Bulletin Board, NQB or other reporting agency, as the case may be) (the "Later Market Value") is less than the Class A Exercise Price, then the Class A Exercise Price, Class B Exercise Price and Class C Exercise Price shall be adjusted to equal 100%, 125% and 150%, respectively, of the Later Market Value (except that none of the respective Exercise Prices may be reduced by more than one-third). Any such readjustment in the Exercise Prices of the Warrants shall only apply to the unexercised portion of the Warrants.

                  (f) Fractional Shares. Any fraction of a share or warrant underlying the Units which the holder of this Warrant would be entitled to purchase upon exercise of this Placement Agent's Warrant shall be rounded down to the nearest whole number of shares or warrants, respectively. The Holder, by his acceptance hereof, expressly waives any right to receive any fractional share of stock or fractional Warrant upon exercise of this Placement Agent's Warrant.

                  (i) Warrant Certificate After Adjustment. Irrespective of any change pursuant to this Section (7) in the Warrant Exercise Price or Share Exercise Price or in the number, kind or class of shares or other securities or other property obtainable upon exercise of this Placement Agent's Warrant, this Placement Agent's Warrant may continue to express as the Warrant Exercise Price or Share Exercise Price and as the number of Shares and Warrants obtainable upon exercise, the same price and number of shares as are stated herein.

                  (j) Statement of Calculation. Whenever the Exercise Price shall be adjusted pursuant to the provisions of this Section (7), the Company shall forthwith file at its principal office, a statement signed by an executive officer of the Company specifying the adjusted Exercise Price determined as above provided in such section and a certificate of the independent public accountants regularly retained by the Company. Such statement shall show in reasonable detail the method of calculation of such adjustment and the facts requiring the adjustment and upon which the calculation is based. The Company shall forthwith cause a notice setting forth the adjusted Exercise Price to be sent by certified mail, return receipt requested, postage prepaid, to the Holder.

         8.       Definition of "Common Stock."

                  For the purpose of this Placement Agent's Warrant, the term "Common Stock" shall mean, in addition to the class of stock designated as the Common Stock of the Company on the date hereof, any class of stock resulting from successive changes or reclassifications of the Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. If at any time, as a result of an adjustment made pursuant to one or more of the provisions of Section (7) hereof, the shares of stock or other securities or property obtainable upon exercise of this Placement Agent's Warrant shall include securities of the Company other than shares of Common Stock or securities of another corporation, then thereafter the amount of such other securities so obtainable shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in Section (7) hereof and all other provisions of this Placement Agent's Warrant with respect to Common Stock shall apply on like terms to any such other shares or other securities.

         9.       Miscellaneous.

                  (a) This Placement Agent's Warrant shall be governed by and in accordance with the laws of the State of Delaware.

                  (b) All notices, requests, consents and other communications hereunder shall be made in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested: (i) if to a Holder, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, Vianet Technologies, Inc., 83Mercer Street, New York, NY 10012.

                  (c) The Company and the Placement Agent may from time to time supplement or amend this Placement Agent's Warrant without the approval of any other Holders in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Placement Agent may deem necessary or desirable and which the Company and the Placement Agent deem not to adversely affect the interest of the Holders, provided all such supplements, amendments and/or other provisions shall be in writing.

                  (d) All the covenants and provisions of this Placement Agent's Warrant by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

                  (e) Nothing in this Placement Agent's Warrant shall be construed to give to any person or corporation other than the Company and the Placement Agent and any other registered Holder or Holders, any legal or equitable right and that any such right is for the sole and exclusive benefit of the Company and the Placement Agent and any other Holder or Holders.

                  (f) This Placement Agent's Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the President of the Company has caused this Placement Agent's Warrant to be signed by its duly authorized officer and this Placement Agent's Warrant to be dated _________, 2000.


                                          VIANET TECHNOLOGIES, INC.


                                          ____________________________
                                          Name: Peter Leighton
                                          Title: President

                                  PURCHASE FORM


       (To be signed only upon exercise of the Placement Agent's Warrant)


                  The undersigned, the Holder of the foregoing Placement Agent's Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Placement Agent's Warrant for, and to purchase thereunder, ______ Units of Vianet Technologies, Inc. and herewith makes payment of $________ thereof, and requests that the certificates for the Common Stock and Warrants underlying the Units be issued in the name(s) of, and delivered to ______________________ whose address(es) is (are) ___________________________________________________


Dated: __________________


_________________________


_________________________
Address

                                  TRANSFER FORM


       (To be signed only upon transfer of the Placement Agent's Warrant)


                  For value received, the undersigned hereby sells, assigns, and transfers unto _____________________ the right to purchase Units of Vianet Technologies, Inc. represented by the foregoing Placement Agent's Warrant to the extent of __________ Units and appoints ________________, attorney to transfer such rights on the books of ________________, with full power of substitution in the premises.

Dated: __________________

_________________________
(name of holder)


_________________________
Address


_________________________


_________________________
In the presence of:

_________________________

_________________________